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                                                                   EXHIBIT 10.60



                            LINE OF CREDIT AGREEMENT


        This Line of Credit Agreement, dated as of November 24, 1997 (the "Agreement"), is entered into by and between Sea View Restaurants, Inc., a California corporation ("Borrower"), Outside, LLC, a California limited liability company ("Lender").

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:


                                    ARTICLE 1
                        DEFINITIONS AND ACCOUNTING TERMS

        1.1 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

               "Acquisition" means any transaction, or any series of related transactions, by which Borrower directly or indirectly (i) acquires any going business or all or substantially all of the assets of any firm, partnership, joint venture, corporation or division thereof, whether through purchase of assets, merger or otherwise, or (ii) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority in ordinary voting power of the securities of a corporation which have ordinary voting power for the election of directors, or (iii) acquires control of a fifty percent (50%) or more ownership interest in any partnership or joint venture.

               "Affiliate" means, as to any Person, any other Person who directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (and the correlative terms "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

               "Authorization" means any authorization, consent, approval, order, license, permit, exemption or other action by or from, or any filing, registration or qualification with, any Governmental Agency or other Person.

               "Capital Expenditure" means any expenditure that is considered a capital expenditure under Generally Accepted Accounting Principles, consistently applied,



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        including any amount that is required to be treated as an asset subject to a Capital Lease.

               "Capital Lease" means, as to any Person, a lease of any property by that Person as lessee that is, or should be, in accordance with the rules promulgated by the Financial Accounting Standards Board, recorded as a "capital lease" on the balance sheet of that Person.

               "CBR" means California Beach Restaurants, Inc., a California corporation, its successors and permitted assigns.

               "Contingent Obligation" means, as to any Person, any (a) direct or indirect guarantee of Indebtedness of, or other obligation performable by, any other Person, including any endorsement (other than for collection or deposit in the ordinary course of business), co-making or sale with recourse of the obligations of any other Person or (b) contractual assurance (not arising solely by operation of law) given to an obligee with respect to the performance of an obligation by, or the financial condition of, any other Person, whether direct, indirect or contingent.

               "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, as amended from time to time, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

               "Disposition" means the sale, transfer, lease, loan, abandonment or other disposition in any single transaction or series of related transactions of (a) all or substantially all of the assets of a division or comparable business segment of Borrower, or (b) any other individual asset, or group of related assets, of Borrower that has or have at the date of the Disposition a book value or fair market value (which shall be deemed to be equal to the sales price for such asset or assets upon a sale to a Person) of Seventy-five Thousand Dollars ($75,000) or more, other than (i) the sale or other disposition of inventory in the ordinary course of business and (ii) the sale or other disposition of equipment or other personal property that is (x) not required in the business of Borrower as presently conducted or reasonably foreseen to be useful in the future, or (y) replaced by equipment or personal property, as the case may be, performing substantially the same function, not later than ninety (90) days after such sale or disposition.

               "Distribution" means, with respect to any shares of capital stock or any warrant or right to acquire shares of capital stock or any other equity security issued



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        by a Person, (a) the retirement, redemption, purchase, or other acquisition for value by such Person of any such security, and (b) the declaration or (without duplication) payment by such Person of any dividend in cash or in property (other than in common stock of such Person) on or with respect to any such security.

               "Governmental Agency" means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body,
        (c) any court, administrative tribunal or public utility, or (d) any arbitration tribunal or other non-governmental authority to whose jurisdiction a Person has consented.

               "Indebtedness" means, as to any Person, (a) all indebtedness of such Person for borrowed money, (b) that portion of the obligations of such Person under Capital Leases which is properly recorded as a liability on a balance sheet of that Person prepared in accordance with generally accepted accounting principles, (c) any obligation of such Person that is evidenced by a promissory note or other instrument representing an extension of credit to such Person, whether or not for borrowed money, (d) any obligation of such Person for the deferred purchase price of property or services (other than trade or other accounts payable in the ordinary course of business in accordance with customary terms), (e) any obligation of such Person that is secured by a Lien on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, but only to the extent of the fair market value of the assets so subject to the Lien, and (f) obligations of such Person for unreimbursed draws under letters of credit issued for the account of such Person.

               "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of capital stock or other Securities of any other Person or by means of loan, advance, capital contribution, guaranty or other debt or equity participation or interest, or otherwise, in any other Person, including any partnership and joint venture interests of such Person in any other Person.

               "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of or agreement to give any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of



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        a security interest) under the Uniform Commercial Code or comparable law of any jurisdiction with respect to any property.

               "Permitted Encumbrances" means: (a) general and special ad valorem real estate taxes and assessments which are not delinquent; (b) present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy use or enjoyment of real property;
        (c) liens in favor of Lender; and (d) purchase money liens and equipment leases entered into in the ordinary course of business.

               "Person" means any person or entity, whether an individual, trustee, corporation, general partnership, limited partnership, joint stock company, trust, estate, unincorporated organization, business association, firm, joint venture, Governmental Agency, or otherwise.

               "Requirement of Law" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, or judgment, award, decree, writ or determination of a Governmental Agency, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

               "Securities" means any capital stock, share, voting trust certificate, bond, debenture, note or other evidence of indebtedness, limited partnership interest, or any warrant, option or other right to purchase or acquire any of the foregoing.

               "Subsidiary" means, as of any date of determination and with respect to any Person, any corporation, partnership or joint venture, whether now existing or hereafter organized or acquired: (a) in the case of a corporation, of which a majority of the securities having ordinary voting power of the election of directors or other governing body (other than securities having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or (b) in the case of a partnership or joint venture, of which such Person or a Subsidiary of such Person is a general partner or joint venturer or of which a majority of the partnership or other ownership interests are at the time beneficially owned by such Person and/or one or more of its Subsidiaries.


                                    ARTICLE 2
                                      LOANS




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        2.1    Revolving Line of Credit. Lender hereby agrees to make loans in an aggregate amount of One Million Dollard($1,000,000) on a revolving credit basis to Borrower ("Revolving Commitment"). The Lender's Revolving Commitment shall terminate on November 30, 1998, at which time all outstanding principal and accrued interest on the Revolving Note shall be due and payable.

               A loan made by Lender to Borrower shall be evidenced by a promissory note of Borrower, substantially in the form of Exhibit A ("Revolving Note"), with appropriate insertions therein as to date and principal amount of any borrowing hereunder and representing the obligation of the Borrower to pay the aggregate unpaid principal amount of all loans made by Lender to Borrower hereunder, with interest thereon at ten percent (10%) per annum, payable on the first of each month. (Five days prior to the first of each month, Borrower shall provide Lender with a written calculation of interest payable on the first day of the next month.) Lender is hereby authorized (but not required) to record the date and amount of each borrowing, payment or prepayment of principal of its loan made to Borrower, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. Failure of Lender to make any such recordation or notation in the books and records of Lender (or any error in such recordation or notation) shall not affect the obligations of the Borrower hereunder under the Revolving Note. Interest shall be calculated on the basis of a year of 360 days and actual days elapsed. Amounts borrowed by Borrower may be repaid and, through November 30, 1998, reborrowed.

        2.2 Notice of Borrowing. Borrower shall give Lender written notice five (5) business days prior to the proposed borrowing date, requesting that the Lender make the revolving loan on the proposed borrowing date and specifying the aggregate amount of the revolving loan requested to be made. All borrowings hereunder shall made in a minimum aggregate amount of Twenty-five Thousand Dollars ($25,000).

        2.3 Late Payments. If any installment of principal or interest under the Revolving Note to Lender is not paid when due, it shall thereafter bear interest at the fixed rate of fifteen percent (15%) per annum, to the fullest extent permitted by applicable law. Accrued and unpaid interest on past due amounts (including, without limitation, interest on past due interest) shall be compounded monthly, on the last day of each calendar month, to the fullest extent permitted by applicable law.

        2.4 Manner and Treatment of Payments. Each payment hereunder or on the Revolving Note shall be made to Lender, by wire transfer, in immediately available funds not later than 11:00 a.m., Los Angeles time, on the day of payment. Lender shall provide Borrower with payment instructions, including bank accounts and wire transfer instructions. All payments received after 11:00 a.m., Los Angeles time, on any particular



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business day, shall be deemed received on the next succeeding business day. All payments shall be made in lawful money of the United States of America.

        2.5 Failure to Charge Not Subsequent Waiver. Any decision by Lender not to require payment of any interest (including interest at any post-default rate), or to calculate any amount payable by a particular method, on any occasion shall in no way limit or be deemed a waiver of Lender's right to require all payment of any interest (including interest after default).

        2.6 Commitment Fee. The Borrower agrees to pay the Lender a commitment fee equal to 1-1/4% of the amount of the Revolving Commitment, payable quarterly, with the first payment of $3,125 due on the date hereof, and the remaining three payments of $3,125 due March 1, 1998, June 1, 1998 and September 1, 1998, even if the Revolving Commitment is sooner terminated.


                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

        Borrower represents and warrants to Lender that:

        3.1 Existence and Qualification; Power; Compliance With Laws. Borrower is a corporation duly formed, validly existing and in good standing under the laws of California. Borrower is duly qualified to transact business, and is in good standing, in California. Borrower has all requisite corporate power and authority to conduct its business, to own and lease its properties and to execute and deliver the Agreement and the Revolving Note to which it is a party and to perform the obligations to be performed by it.

        3.2 Authority; Compliance With Other Agreements and Instruments and Government Regulations. The execution, delivery and performance by Borrower of the Agreement and the Revolving Note have been duly authorized by all necessary corporate action, and do not:

               (a) Require any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of Borrower;

               (b) Violate or conflict with any provision of Borrower's charter, articles of incorporation or bylaws, as applicable;



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               (c)      Result in or require the creation or imposition of any
        Lien with respect to any property now owned or leased or hereafter acquired by Borrower;

               (d)      Violate any Requirement of Law applicable to Borrower;
        or

               (e) Result in a breach of or default under, or would, with the giving of notice or the lapse of time or both, constitute a breach of or default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other contractual obligation to which Borrower is a party or by which Borrower or any of its property is bound or affected.

        3.3 No Governmental Approvals Required. No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is required to authorize or permit under applicable laws the execution, delivery and performance by Borrower of the Agreement and Revolving Note.

        3.4 Binding Obligations. Each of the Agreement and Revolving Note will, when executed and delivered by Borrower, constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.


                                    ARTICLE 4
                              AFFIRMATIVE COVENANTS

        So long as any part of the Revolving Note remains unpaid, or any other Obligation remains unpaid or unperformed, Borrower shall, unless Lender otherwise consents:

        4.1 Liens and Taxes. Keep the assets and property of the Borrower free and clear of all Liens, subject only to Permitted Encumbrances, and pay and perform when due all other obligations secured by or constituting a Lien affecting any of the Collateral, except that Borrower shall not be required to pay or perform any such taxes, Lien claims or other obligations (x) for which Borrower has been fully indemnified, or (y) which are being actively contested in good faith by appropriate proceedings, provided that Borrower has established and maintains adequate accounting reserves for the payment or performance of such taxes, Lien claims or other obligations.



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        4.2    Preservation of Existence. Preserve and maintain its existence in the jurisdiction of its formation and all authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits and registrations from any Governmental Agency that are necessary for the transaction of its businesses, and qualify and remain qualified to transact business in each jurisdiction in which such qualification is necessary in view of its businesses or the ownership or leasing of its properties except where the failure to preserve and maintain any such authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits and registrations or to so qualify or remain qualified would not constitute a material adverse effect on the Borrower.

        4.3 Maintenance of Properties. Maintain, preserve and protect all of its depreciable properties in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of its properties, except that the failure to maintain, preserve and protect a particular item of depreciable property that is not of significant value, either intrinsically or to the operations of Borrower, shall not constitute a violation of this covenant unless such failure occurs with respect to a sufficient number of items of depreciable property to jeopardize the existing condition of any bar or restaurant operation of Borrower.

        4.4 Maintenance of Insurance. At all times maintain its existing policies of insurance.

        4.5 Compliance With Laws. Comply with all requirements of applicable laws.

        4.6 Books, Records and Inspection Rights. At all times maintain full and complete books of account and other records with respect to its business and operations in conformity with generally accepted accounting principles and in material conformity with all applicable requirements of any Governmental Agency having regulatory jurisdiction over Borrower.

        4.7 Compliance With Agreements. Promptly and fully comply with all Contractual obligations under all material agreements, indentures, leases and/or instruments to which it is a party, whether such material agreements, indentures, leases or instruments are with Lender or another Person, except that Borrower need not comply with contractual obligations under any such agreements, indentures, leases or instruments then being contested by any of them in good faith by appropriate proceedings or if the failure to comply with such agreements, indentures, leases or instruments does not constitute a material adverse effect.



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        4.8    Financial Information. So long as any part of the Revolving Note remains unpaid, Borrower shall deliver to Lender copies of Borrower's filings with the Securities and Exchange Commission within three (3) business days of such filings.


                                    ARTICLE 5
                               NEGATIVE COVENANTS

        5.1 Disposition of Property. Make any Disposition of its property, whether now owned or hereafter acquired.

        5.2 Mergers; Dissolution. Merge or consolidate with or into any Person; or dissolve or agree to its dissolution.

        5.3 Investments and Acquisitions. Make any Acquisition or enter into any agreement to make any Acquisition, or make or suffer to exist any Investment, except:

               (a)    Investments consisting of cash equivalents; and

               (b) Investments consisting of demand deposits in any bank or other financial institution.

        5.4 Distributions. Make any Distribution, whether from capital, income or otherwise, and whether in cash or other property, except for Distributions to CBR less than or equal in aggregate amount to the aggregate amount of all taxes paid in cash by CBR with respect to property or operations of Borrower, or Distributions to CBR in repayment of money advanced by CBR to the Company.

        5.5 Change in Nature of Business. Make any material change in the nature of the business of Borrower as at present conducted.

        5.6 Liens; Sales and Leasebacks. Create, incur, assume or suffer to exist any Lien of any nature upon or with respect to any of its property, whether now owned or hereafter acquired; or engage in any sale and leaseback transaction with respect to any of its property, except Permitted Encumbrances.

        5.7 Indebtedness and Contingent Obligations. Create, incur, assume or suffer to exist any Indebtedness or Contingent Obligation, except Indebtedness and Contingent Obligations in favor of Lender under this Agreement.



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        5.8    Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of Borrower, except for transactions on terms at least as favorable to Borrower as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power.


                                    ARTICLE 6
                         EVENTS OF DEFAULT AND REMEDIES
                              UPON EVENT OF DEFAULT

        6.1 Events of Default. The existence or occurrence of any one or more of the following events, whatever the reason therefor and under any circumstances whatsoever, shall constitute an Event of Default:

               (a) Borrower fails to make any payment of principal or interest on any Loan within the earlier of ten (10) business days following the date when due, or two (2) business days following receipt of written notice of nonpayment; or

               (b) Borrower fails to perform or observe any other covenant contained in this Agreement, and such failure continues for thirty (30) days after the earlier to occur of (i) a senior officer of Borrower becoming aware of such failure, or (ii) notice thereof from the Lender; or

               (c) Any representation or warranty made in this Agreement proves to have been incorrect when made in any respect that is materially adverse to the interests of Lender; or

               (d) This Agreement or the Revolving Note at any time after its execution and delivery and for any reason other than the agreement of Lender or satisfaction in full of all the obligations, ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or

               (e) A judgment against Borrower is entered for the payment of money in excess of One Hundred Thousand Dollars ($100,000) and, absent procurement of a stay of execution, such judgment remains unbonded or unsatisfied for forty-five (45) calendar days after the date of entry of judgment; or

               (f) Borrower or CBR institutes or consents to any proceeding under a Debtor Relief Law relating to it or to all or any part of its respective property, or is unable or admits in writing its inability to pay its debts as they mature, or



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        makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under a Debtor Relief Law relating to Borrower or CBR or to all or any part of its respective property is instituted without the consent of that Person and continues undismissed or unstayed for sixty
        (60) calendar days; or any judgment, writ, warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of Borrower or CBR and is not released, vacated or fully bonded within sixty (60) calendar days after its issue or levy; or

               (g) The occurrence of a "Draw Down" (as such term is specifically defined in the Letter of Credit Agreement dated November 1, 1997 (the "Letter of Credit Agreement"); or

               (h) The Concession Agreement dated November 1, 1997, by and between the County of Los Angeles and Borrower, or any other license or permit is modified, revoked or terminated such that Borrower's business operations are modified in any materially adverse respect.

        6.2 Remedies Upon Event of Default. Without limiting any other rights or remedies of Lender provided for elsewhere in this Agreement, or the Revolving Note, or by applicable law, or it equity, or otherwise, Lender may declare all or any part of the unpaid principal of the Revolving Note, all interest accrued and unpaid thereon and all other amounts payable under the Revolving Note to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower.


                                    ARTICLE 7
                                  MISCELLANEOUS

        71. Cumulative Remedies; No Waiver. The rights, powers, privileges and remedies of Lender provided herein or in the Revolving Note are cumulative and not exclusive of any right, power, privilege or remedy provided by law or equity. No failure or delay on the part of Lender in exercising any right, power, privilege or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or



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partial exercise of any right, power, privilege or remedy preclude any other or further exercise of the same or any other right, power, privilege or remedy.

        7.2 Amendments: Consents. No amendment, modification, supplement, extension, termination or waiver of any provision of this Agreement, no approval or consent thereunder, and no consent to any departure by Borrower or any other party therefrom, may in any event be effective unless in writing signed by Lender, and then only in the specific instance and for the specific purpose given.

        7.3    Costs, Expenses and Taxes.

               (a) Borrower shall pay on demand the reasonable attorneys fees, costs and expenses of Lender incurred in connection with the negotiation, preparation, execution and delivery of the Agreement;

               (b) Borrower shall pay on demand the reasonable attorneys fees, costs and expenses of Lender incurred in connection with any amendment, waiver, refinancing, restructuring, reorganization (including a bankruptcy reorganization) and enforcement or attempted enforcement of the Loan Documents, and any matter related thereto.

        7.4 Nature of Lender's Obligations. Nothing contained in this Agreement or any other Loan Document and no action taken by Lender pursuant hereto or thereto may, or may be deemed to, make Lender and Borrower or any Affiliate of Borrower a partnership, an association, a joint venture or other entity.

        7.5 Survival of Representations and Warranties. All representations and warranties contained herein or in the Revolving Note have been or will be relied upon by Lender, notwithstanding any investigation made by Lender or on its behalf.

        7.6    Notices.

               (a) All notices, requests, demands, directions and other communications provided hereunder must be in writing and must be mailed, telecopied, or personally delivered to the appropriate party at the address set forth on the signature pages of this Agreement or at any other address as may be designated by it in a written notice sent to the other party; and

               (b) Any notice, request, demand, direction or other communication given by telecopier must be confirmed within forty-eight
        (48) hours by letter mailed or delivered to the appropriate party at its respective address.



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        7.7    Counterparts. This Agreement may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts, when taken together will be deemed to be but one and the same instrument.

        7.8 Binding Effect; Assignment. This Agreement and the Revolving Note shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns, except that Borrower and/or its Affiliates may not assign their rights hereunder or thereunder or any interest herein or therein without the prior written consent of Lender. Lender shall have the right to sell or transfer any interest in this Agreement and the Revolving Note to (i) any Person other than a competitor of Borrower without the prior consent of Borrower, which consent shall not be unreasonably withheld, or (ii) any Affiliate.

        7.9 Indemnity by Borrower. Borrower agrees to defend (by counsel satisfactory to Lender), indemnify, save and hold harmless Lender and its Affiliates, directors, partners, officers, agents, attorneys and employees (collectively the "Indemnitees") from and against:

               (a) Any and all claims, demands, actions, causes of action and discovery requests that are asserted against any Indemnitee by any Person (other than Lender) if the claim, demand, action or cause of action directly or indirectly relates to a claim, demand, action or cause of action that such Person asserts or may assert against Borrower, any Affiliate of Borrower (excluding Lender and its Affiliates, except in their capacities as Lender hereunder) or any officer, director or shareholder of Borrower;

               (b) Any and all claims, demands, actions, causes of action and discovery requests if the claim, demand, option, cause of action or discovery request arises out of or relates to the relationship of Borrower and Lender under this Agreement (including without limitation any injury or death to persons or damage to property or other loss occurring on or in connection with the assets and property of Borrower, whether caused by the alleged negligence or any other act or omission of Borrower or any other Person);

               (c) Any and all claims, demands, actions, causes of action or discovery requests if the claim, demand, action, cause of action or discovery request arises out of or relates to any alleged act or omission of Borrower, any Affiliate of Borrower (excluding Lender and its Affiliates, except in their



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

        capacities as Lender hereunder), or any Person who is an agent or employee of Borrower; and

               (d) Any and all liabilities, losses, costs or expenses (including reasonable attorneys' fees (including, without limitation, the cost of in-house legal services) and disbursements and other professional services) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action or cause of action; provided that no Indemnitee shall be entitled to indemnification for any loss caused by its own gross negligence or willful misconduct.

        The relationship between Borrower and Lender is, and shall at all times remain, solely that of a borrower and lender; Lender shall not under any circumstance be construed to be a partner or a joint venturer of Borrower or its Affiliates; Lender shall not under any circumstance be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or its Affiliates, or to owe any fiduciary duty to Borrower or its Affiliates; Lender does not undertake or assume any responsibility or duty to Borrower or its Affiliates to select, review, inspect, supervise, pass judgment upon or, inform Borrower or its Affiliates of any matter in connection with their property or the operations of Borrower or its Affiliates; Borrower and its Affiliates shall rely entirely upon their own judgment with respect to such matters; and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by Lender in connection with such matters is solely for the protection of Lender and neither Borrower nor any other Person is entitled to rely thereon; and

        7.10 Integration. This Agreement, together with the Revolving Note, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof.

        7.11 Governing Law. Except to the extent otherwise expressly provided therein, this Agreement and the Revolving Note shall be governed by, and construed and enforced in accordance with, the local laws of California.

        7.12 Severability of Provisions. Any provision in this Agreement that is held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

        7.13 Guaranty. This Agreement and the Revolving Note shall be guaranteed by CBR.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                       BORROWER:

                                       SEA VIEW RESTAURANTS, INC.,
                                       a California corporation



                                       By: ____________________________________

                                       ________________________________________
                                       (Printed/Typed Name and Title)



                                       By: ____________________________________

                                       ________________________________________
                                       (Printed/Typed Name and Title)

                                       Address:
                                       17383 Sunset Blvd., Suite 140
                                       Pacific Palisades, California  90272

                                       Telecopier: (310) 459-9356
                                       Telephone: (310) 459-9676

                                       LENDER:

                                       Outside, LLC, a California limited
                                       liability company


                                       By: ____________________________________

                                       ________________________________________
                                       (Printed/Typed Name and Title)

                                       Address:

                                       ________________________________________

                                       ________________________________________

                                       ________________________________________

                                       Telecopier: ____________________________

                                       Telephone: _____________________________

                                                                       EXHIBIT A



                           SEA VIEW RESTAURANTS, INC.

                             SENIOR PROMISSORY NOTE


$1,000,000                                               LOS ANGELES, CALIFORNIA
                                                         November 24, 1997


        Sea View Restaurants, Inc., a California corporation (the "Company"), the principal office of which is located at 17383 Sunset Boulevard, Suite 140, Pacific Palisades, California 90272, for value received hereby promises to pay to Outside, LLC, a California limited liability company, or its registered assigns, the sum of One Million Dollars ($1,000,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below. The Company promises to pay interest on the unpaid principal amount hereof from the date hereof until paid, at the rate of ten percent (10%) per annum, payable on the first day of each month, with all unpaid principal and accrued interest thereon due and payable November 24, 1998. This Note is the "Revolving Note," in the aggregate principal amount of One Million Dollars ($1,000,000), referenced in the Line of Credit Agreement dated as of November 24, 1997, among the Company and Lender ("Credit Agreement"), and is issued pursuant to and is entitled to the benefits of the Credit Agreement. Reference is hereby made to the Credit Agreement for a more complete statement of the terms and conditions under which the loans evidenced hereby are made and are to be repaid.

        All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of Lender.

        The interest set forth herein shall in no event exceed the maximum lawful interest rate permitted by the laws of the State of California. If, for any circumstances whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if, for any circumstance, the holder hereof shall ever receive as interest an amount which would be excessive interest, said amount shall be applied to the reduction of the unpaid balance due hereunder and not to the payment of interest. This provision shall control every other provision of all agreements between the Company and the Holders.

        No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of the Company, which is absolutely unconditional, to pay the principal and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

        If an Event of Default shall occur, the Holder of the Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Company.

        This Note may be prepaid at any time by the Company. The Company may at any time prepay in whole or in part the principal sum, plus accrued interest to date of payment, of this Note.

        The rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

        Any provision of this Note may be amended, waived or modified upon the written consent of the Company and Holder.

        Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if telegraphed or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail or telegraphed in the manner set forth above and shall be deemed to have been received when delivered.

        This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        If this Note is not paid when due, the Company agrees to pay all costs of collection and reasonable attorney fees incurred by the Holder, whether or not suit is filed.

        IN WITNESS WHEREOF, the Company has caused this Note to be issued this 24th day of November, 1997.


                                       SEA VIEW RESTAURANTS, INC.

                                       By:
                                           ------------------------------------

                                       Its:  President
                                            -----------------------------------




Name of Holder:  Outside, LLC

Address: _________________________

__________________________________

                                  TRANSACTIONS
                                       ON
                                 REVOLVING NOTE




                                Amount of         Outstanding
              Amount of Loan    Principal Paid    Principal Balance     Notation
Date          Made This Date    This Date         This Date             Made By
----          --------------    ---------         ---------             -------





                                    GUARANTY


               This Guaranty ("Guaranty"), dated as of November 24, 1997, is made by California Beach Restaurants, Inc., a California corporation ("Guarantor"), in favor of Outside, LLC, a California limited liability company ("Lender"), with reference to the following facts:

                                    RECITALS

               A. Pursuant to the Line of Credit Agreement of even date herewith, entered into by and between Sea View Restaurants, Inc., a California corporation ("Borrower"), and Lender (the "Line of Credit Agreement"), Lender has agreed to extend to Borrower credit facilities in an aggregate amount up to One Million Dollars ($1,000,000).

               B. As a condition of the availability of such credit facilities, Guarantor is required to enter into this Guaranty and to guaranty the Guarantied Obligations as hereinafter provided.

               C.     Borrower is a Subsidiary of Guarantor.

               D. Guarantor expects to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities, and as the result of the execution of this Guaranty.

                                    AGREEMENT

               NOW, THEREFORE, in order to induce Lender to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, Guarantor hereby represents, warrants, covenants, agrees and guarantees as follows:

               1. Definitions. This Guaranty is the Guaranty to be executed by Guarantor or referred to in the Line of Credit Agreement. Terms defined in the Line of Credit Agreement and not otherwise defined herein shall have the meanings given those terms in the Line of Credit Agreement. The following terms shall have the meanings respectively met forth after each:

        "Event of Default" means any Event of Default under, or as defined in the Line of Credit Agreement; or any failure by Guarantor to perform any agreement contained herein or in any related agreement, subject to any applicable notice and cure period contained herein or therein; if, at the time of any failure by Guarantor to perform any agreement contained herein, there has not occurred and is not then continuing any other Event of Default under or as defined in the Line of Credit Agreement, such failure shall not constitute an "Event of Default" hereunder unless it continues uncured for ten (10) days after the giving of notice by Lender to Guarantor of such failure.

        "Guarantied obligations" means any and all present and future obligations of any type or nature of borrower to Lender arising under or related to the Loan Documents whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against Borrower.

               2. Guaranty of Guarantied Obligations For valuable consideration, Guarantor hereby unconditionally guarantees and promises to pay and perform promptly on demand the Guarantied obligations and each and every one of them, including, all amendments, modifications, supplements, renewals or extensions of any of them whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any Guarantied Obligation or the security therefor, or otherwise.

               3. Nature of Guaranty. This Guaranty is irrevocable and continuing in nature and relates to any Guarantied obligations now existing or hereafter arising . This Guaranty is a guaranty of prompt and punctual payment and performance and is not merely a guaranty of collection.

               4. Relationship to Other Agreements.. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by Guarantor or in connection with the Guarantied Obligations, but each and every term and condition hereof shall be in addition thereto.

               5.     Subordination of Indebtedness. Guarantor agrees that:

                      (a) Any indebtedness of Borrower now or hereafter owed to Guarantor hereby is subordinated to the Guarantied Obligations.

                      (b) Upon the occurrence and during the continuance of an Event of Default, if Lender so requests, any such indebtedness of Borrower now or hereafter owed to Guarantor shall be collected, enforced and received by Guarantor as trustee for Lender an account of the Guarantied Obligations, but without reducing or affecting in any manner the obligations of Guarantor under the other provisions of this Guaranty.

                      (c) Upon the occurrence and during the continuance of an Event of Default, should Guarantor fail to collect or enforce any such indebtedness of

        Borrower now or hereafter owed to Guarantor and pay the proceeds thereof to Lender, Lender as Guarantor's attorney-in-fact may do such acts and sign such documents in Guarantor's name as Lender considers necessary or desirable to effect such collection, enforcement and/or payment.

               6. Statute of Limitations and Other Laws. Until the Guarantied Obligations shall have been irrevocably paid and performed in full, all of the rights, privileges, powers and remedies granted to Lender hereunder shall continue to exist and may be exercised by Lender at any time and from time to time, irrespective of the fact that any of the Guarantied Obligations may have become barred by any statute of limitations. Guarantor expressly waives the benefit of any and all statutes of limitation, and any and all laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure.

               7. Rights Upon Event Default. Upon the occurrence and during the continuance of any Event of Default, Lender may enforce this Guaranty independently of any other remedy or security Lender at any time may have or hold in connection with the Guarantied Obligations, and it shall not be necessary for Lender to marshal assets in favor of Borrower, Guarantor or any other Person or to proceed upon or against and/or exhaust any security or remedy before proceeding to enforce this Guaranty. Lender may file a separate action or actions against Guarantor, whether action is brought-or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Guarantor agrees that Lender and Borrower may deal with each other in connection with the Guarantied obligations or otherwise, or alter any contracts or agreements now or hereafter existing between them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty. Lender's rights hereunder shall be reinstated and revived, and the enforceability of this Guaranty shall continue, with respect to any amount at any time paid on account of the Guarantied obligations which thereafter shall be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of Guarantor or otherwise, all as though such amount had not been paid. The rights of Lender created or granted herein and the enforceability of this Guaranty at all times shall remain effective to guaranty the full amount of all the Guarantied Obligations even though the Guarantied obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower and whether or not Borrower shall have any personal liability with respect thereto. Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower with respect to the Guarantied Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Guarantied Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower (other than by reason of the full payment and performance of all Guarantied Obligations), (d) any failure of Lender to marshal assets in favor of Borrower or any other Person, (e) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of Borrower or the Guarantied Obligations or any security or guaranty therefor by operation of Law or otherwise (other than by reason of the full payment and performance of all Guarantied Obligations), (f) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation,
(g) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (h) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code, or (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Guaranteed Obligations (or any interest thereon) in or as a result of any such proceedings. Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guarantied Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurring of new or additional Guarantied Obligations. Notwithstanding the foregoing, as a courtesy, Lender agrees to send to Guarantor a copy of any notice of a Default or Event of Default under the Line of Credit Agreement that Lender sends to Borrower, provided that Guarantor hereby waives any and all claims and defenses Guarantor otherwise might assert in connection with the content of such notice, the timing of such notice, the failure to provide such notice or otherwise related to Lender's agreement to provide such courtesy notice.

               8. Waivers and Consents. Guarantor acknowledges that the obligations of Guarantor undertaken herein involve the guaranty of obligations of Persons other than Guarantor and, in full recognition of that fact, Guarantor consents and agrees that Lender may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Guarantied Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Guarantied Obligations or any part thereof or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept now or additional instruments, documents or agreements in exchange for or relative to any of the Guarantied Obligations or any part thereof; (d) accept partial payments on the Guarantied Obligations; (e) receive and hold additional security or guaranties for the Guarantied Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Lender in its sole and absolute discretion may determine (g) release any other Person from any personal liability with respect to the Guarantied obligations or any part thereof; (h) settle, release on terms satisfactory to Lender or by operation of applicable Laws or otherwise liquidate or enforce any Guarantied Obligations and any security or guaranty in any manner, consent to the transfer of any security and bid and purchase at any sale (other than by reason of the full payment and performance of all Guarantied obligations); and/or (i) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower or Guarantor, and correspondingly restructure the Guarantied Obligations, and any such merger, change, restructuring or termination shall not affect the liability of Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Guarantied Obligations.

               9. Waiver of Rights of Subrogation. Notwithstanding anything to the contrary elsewhere contained herein, Guarantor hereby expressly waives with respect to Borrower and its successors and assigns and any other Person, any and all rights at Law or in equity to subrogation, reimbursement, exoneration, contribution, setoff, or any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which Guarantor may have or hereafter acquire against Borrower, any constituent entities, or any other Person in connection with or as a result of Guarantor's execution, delivery and/or performance of this Guaranty. In furtherance of the foregoing, Guarantor agrees that any payment by Guarantor to Lender pursuant to this Guaranty shall be deemed a contribution to the capital of Borrower and no such payment shall constitute Guarantor a creditor of Borrower. Guarantor hereby acknowledges and agrees that the foregoing waivers are intended to benefit Borrower and Lender and shall not limit or otherwise affect Guarantor's liability hereunder or the enforceability hereof.

               10. Understandings With Respect to Waivers and Consents. Guarantor warrants and agrees that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Guarantor otherwise may have against Borrower, Lender or others, if any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consent shall be effective to the maximum extent permitted by Law.

               11. Authorization; No Conflict. The execution and delivery of this Guaranty, and the performance by Guarantor hereunder, are within Guarantor's power, and do not and will not conflict with any provision of any Law, or any other agreement to which Guarantor is a party.

               12. Validity and Binding Nature. This Guaranty constitutes a legal, binding and valid obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

               13. Cost and Expenses. Guarantor agrees to pay to Lender all costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in the enforcement or attempted enforcement of this Guaranty, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Lender in exercising any right, privilege power or remedy conferred by this Guaranty, or in the enforcement or attempted enforcement thereof shall be subject hereto and shall become a part of the Guarantied Obligations and shall be paid to Lender by Guarantor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Line of Credit Agreement.


               IN WITNESS WHEREOF, Guarantor, as a continuing guarantor, has executed this Guaranty an of the date first written above.

                                       "Guarantor"

                                       CALIFORNIA BEACH RESTAURANTS, INC.
                                       a California corporation


                                       By: ____________________________________

                                       Title: _________________________________



ACCEPTED AND AGREED AS OF THE
DATE FIRST SET FORTH ABOVE

"Lender"

Outside, LLC


By: _____________________________

Title: __________________________